                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) MAY 5, 2005
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                              --------------------

                             EVERLAST WORLDWIDE INC.
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)

    DELAWARE                         0-25918                     13-3672716
    --------                         -------                     ----------
(State or Other Jurisdiction       (Commission                 (IRS Employer
   of Incorporation)               File Number)              Identification No.)

     1350 BROADWAY, SUITE 2300, NEW YORK, NEW YORK                  10018
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         (Address of Principal Executive Offices)                (Zip Code)

        Registrant's telephone number, including area code (212) 239-0990
                                                           --------------

                                       N/A
             -------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS.

           On May 5, 2005,  Everlast  Worldwide  Inc.  announced  its results of operations and financial condition for its fiscal 2005 first quarter ended March
31, 2005. Attached hereto as Exhibit 99.1 is a copy of the press release.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

EXHIBIT NUMBER     DESCRIPTION
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99.1               Press release of Everlast  Worldwide  Inc.  dated May 5, 2005 announcing results of operations and financial  condition for its fiscal 2005 first quarter ended March 31, 2005.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                             EVERLAST WORLDWIDE INC.
                                                  (Registrant)

Date:  May 5, 2005
                                             By:   /s/ Gary J. Daily
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                                             Name:  Gary J. Dailey
                                             Title: Chief Financial Officer

                                                                                                                                                               EXHIBIT 99.1